UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report – January 26, 2005

(Date of earliest event reported)

PREMIER ENTERTAINMENT BILOXI LLC
and
PREMIER FINANCE BILOXI CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-114339	20-0495680 / 20-0495563
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

111 Lameuse St., Suite 104, Biloxi,		MS 39530
(Address of principal executive offices)		(Zip Code)

Area Code (228) 374-7625
(Registrant’s telephone number)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act  (17 CFR 24.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective January 24, 2005 the Premier Entertainment Biloxi LLC Operating Agreement was amended to establish a new Class of non-voting membership units for the Company designated as Class C common units and consisting of 100 units. On this same date, sixty-six and two-thirds (66 2/3) of the Class C common units were transferred to Joseph Billhimer, the Company’s President and Chief Operating Officer.

Item 7.01                                             Regulation FD Disclosure

On January 20, 2005 Premier Entertainment Biloxi LLC was granted a gaming license from the Mississippi Gaming Commission.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits. The following exhibit is being filed herewith:

3.1                                 First Amendment to Limited Liability Company Operating Agreement for Premier Entertainment Biloxi, LLC dated January 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 26, 2005	Premier Entertainment Biloxi LLC

	By:	/s/ Gregory J. Bosarge
Gregory J. Bosarge
Vice President and Chief Financial Officer